J.P. Morgan U.S. Equity Funds

JPMorgan Trust II

JPMorgan Large Cap Growth Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

(All Share Classes)

(each a “Fund” and collectively, the “Funds”)

Supplement dated October 30, 2024

to the current Summary Prospectuses, Prospectuses and

Statements of Information, as supplemented

The purpose of this supplement is to announce the results of the recent special joint meeting of the shareholders held on October 30, 2024 (the “Meeting”), at which the shareholders considered a proposal to change each Fund from a diversified company to a non-diversified company by eliminating each Fund’s related fundamental policy (the “Proposal”).

On October 30, 2024, the shareholders and their designated proxies convened for the Meeting where the Funds lacked quorum for the Proposal. The Meeting was adjourned and will reconvene on November 21, 2024, to permit shareholders of these Funds, as of the record date of July 31, 2024 (the “Record Date”), additional time to vote on the Proposal. Shareholders of the Funds, as of the Record Date, may vote by visiting https://vote.proxyonline.com, returning the proxy card that was included in the proxy materials previously sent to you, or by calling 1-888-628-1041.

Information regarding the Proposal is contained in the proxy materials as filed with the Securities and Exchange Commission (the “SEC”). The proxy statement was mailed to shareholders of record, and you are also able to access the proxy statement from the EDGAR database on the SEC’s website at http://www.sec.gov.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-JPM-USEQNONDIV-1024-2